UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2024 (May 31, 2024)

COJAX OIL AND GAS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	333-257331	46-1892622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4830 Line Ave., #152 Shreveport, LA 71106
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	318-465-1302
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 31, 2024, CoJax Oil and Gas Corporation (the “Company”), through Barrister Energy LLC, its operating wholly-owned subsidiary of the Company (“Barrister”), completed the Acquisition (as defined in Item 2.01 below) from Liberty Operating, LLC, a Mississippi limited liability company (“Liberty).

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2024 (the “Original Report”), to provide disclosures required under Items 1.01, 2.01 and 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of the Acquisition and to reflect the adjusted valuation of the shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) issued in consideration of the Acquisition,. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below with respect to the Assignment, is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 31, 2024, the Company, through Barrister, completed the acquisition of certain various mineral and oil and gas properties, lands and leases located in Mississippi and related assets (the “Acquired Assets” or the “Acquisition”) from Liberty pursuant to the Assignment and Bill of Sale, entered into and executed by Barrister and Liberty on May 31, 2024 (the “Assignment”). The total consideration of the Acquired Assets consisted of 1,320,755 shares of the Common Stock issued to Liberty (as described in Item 3.02 of the Original Report), at the adjusted valuation of $2.00 per share (the “Shares”). The Acquisition has an effective date of May 1, 2024, for accounting purposes.

As previously reported in Item 3.02 of the Original Report, the Shares were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.

The foregoing description of the Assignment is qualified in its entirety by reference to the Assignment, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The statement of revenues and direct operating expenses of the Acquired Assets for the year ended December 31, 2023, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Exhibits.

Exhibit Number	Exhibit
10.1	Assignment and Bill of Sale dated May 31, 2024 by and between Liberty Operating, LLC and Barrister Energy LLC
23.2	Consent of Independent Petroleum Engineer – Lazaro Resources, LLC
99.1	Statement of Revenue and Direct Operating Expenses of the Acquired Assets for the year ended December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COJAX OIL AND GAS CORPORATION

Date: August 19, 2024	By:	/s/ William Downs
William Downs
Chief Executive Officer